Vanguard Balanced Index Fund
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Vanguard Market Neutral Fund
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Vanguard Total World Stock Index Fund
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Vanguard U.S. Stock Index Small-Capitalization Funds

Supplement to the Prospectuses for Institutional Shares

Prospectus Text Changes

The text under the heading “Account Minimums for Institutional Shares” in the Purchasing Shares section is replaced with the following:

(over, please)

To open and maintain an account. $5 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Institutional clients whose accounts are recordkept by Vanguard generally may hold Institutional Shares if the client has $10 million or more in the Fund. Vanguard may charge certain additional recordkeeping fees. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your accounts.

Add to an existing account. $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

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Vanguard Marketing Corporation, Distributor.

PS MINS 102010